UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 13, 2010
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
     On September 13, 2010, Targa Resources Partners LP (the “Partnership”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Targa Versado Holdings LP (the “Seller”), pursuant to which the Seller has agreed to sell, assign, transfer and convey to the Partnership all of the member interests in Targa Capital LLC, a Delaware limited liability company (“Targa Capital”) (such member interests in Targa Capital being referred to as the “Purchased Interests”), for aggregate consideration of $167.5 million, subject to certain adjustments.
     Targa Capital owns or will own at the closing of the transaction, a 76.7536% ownership interest in Venice Energy Services Company, L.L.C. (“VESCO”). VESCO owns and operates a natural gas gathering and processing business in Louisiana consisting of a coastal straddle plant and the business and operations of Venice Gathering System, L.L.C., a wholly owned subsidiary of VESCO that owns and operates an offshore gathering system and related assets (collectively, the “Business”).
     The closing of the Purchase Agreement is subject to the satisfaction of a number of customary conditions, including but not limited to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Subject to the satisfaction of the conditions in the Purchase Agreement, the Partnership anticipates that closing of this transaction will occur in the third quarter of 2010.
     The Partnership expects to finance the acquisition of the Purchased Interests with cash funded through borrowings under the Partnership’s senior secured revolving credit facility.
     Pursuant to the Purchase Agreement, the Seller has agreed to indemnify the Partnership, its Affiliates and their respective officers, directors, employees, counsel, accountants, financial advisers and consultants (the “Buyer Indemnified Parties”) from and against (i) all losses that Buyer Indemnified Parties incur arising from any breach of the Seller’s representations, warranties or covenants in the Purchase Agreement and (ii) certain environmental and litigation matters. The Partnership agreed to indemnify the Seller, its Affiliates and their respective officers, directors, employees, counsel, accountants, financial advisers and consultants (the “Seller Indemnified Parties”) from and against all losses that Seller Indemnified Parties incur arising from or out of (i) the business or operations of Targa Capital (whether relating to periods prior to or after the Effective Time) to the extent such losses are not matters for which the Seller has indemnified the Buyer Indemnified Parties or (ii) any breach of the Partnership’s representations, warranties or covenants in the Purchase Agreement. Certain of the Seller’s indemnification obligations are subject to an aggregate deductible of $2.5 million and a cap equal to $18.425 million. In addition, the parties’ reciprocal indemnification obligations for certain tax liability and losses are not subject to the deductible and cap.
     The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report, which is incorporated herein by reference. Capitalized terms used but not defined herein have the meaning ascribed to them in the Purchase Agreement.
     Both the Partnership and the Seller are indirect subsidiaries of Targa. As a result, certain individuals, including officers and directors of Targa, serve as officers and/or directors of more than one of such entities. Targa Resources GP LLC, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership.
     Certain statements in this current report are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this current report that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the Partnership’s control, which could cause results to differ materially from those expected by management of the Partnership. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including declines in the production of natural gas or in the price and market demand for natural gas and natural gas liquids, the timing and success of business development efforts, the credit risk of customers and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, and other reports filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure.
     On September 14, 2010, the Partnership announced that it had agreed to acquire the Business from the Seller. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of September 13, 2010, by and between Targa Resources Partners LP and Targa Versado Holdings LP

99.1	Targa Resources Partners LP Press Release dated September 14, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC,
its general partner

Dated: September 17, 2010	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of September 13, 2010, by and between Targa Resources Partners LP and Targa Versado Holdings LP

99.1	Targa Resources Partners LP Press Release dated September 14, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.